                                                             EXHIBIT (h)(2)(vii)

                                                                       EXHIBIT D
                                                            AUTHORIZED PERSONNEL

Pursuant to Section 8.A. of the Agency Agreement between Fund and DST (the "Agreement"), Fund authorizes the following Fund personnel to provide instructions to DST, and receive inquiries from DST in connection with the
Agreement:

            Name                                   Title
            ----                                   -----
--------------------------            ---------------------------------

--------------------------            ---------------------------------

--------------------------            ---------------------------------

--------------------------            ---------------------------------

--------------------------            ---------------------------------

--------------------------            ---------------------------------

--------------------------            ---------------------------------

--------------------------            ---------------------------------

This Exhibit may be revised by Fund by providing DST with a substitute Exhibit
D. Any such substitute Exhibit B shall become effective twenty-four (24) hours after DST's receipt of the document and shall be incorporated into the Agreement.

ACKNOWLEDGMENT OF RECEIPT:

                                       DST SYSTEMS, INC.

                                       By: /s/ [ILLEGIBLE]
                                           ---------------------------------

                                       Title: GROUP VP

                                       Date: 11/30/2000

                        LEXINGTON MONEY MARKET TRUST
                        PILGRIM EQUITY TRUST
                           Pilgrim Index Plus Protection Fund
                           Pilgrim MidCap Opportunities Fund
                        PILGRIM GROWTH OPPORTUNITIES FUND
                        PILGRIM MAYFLOWER TRUST
                           Pilgrim Growth + Value Fund
                           Pilgrim International Value Fund
                           Pilgrim Research Enhanced Index Fund
                        PILGRIM NATURAL RESOURCES TRUST
                        PILGRIM PRIME RATE TRUST
                        PILGRIM SMALLCAP OPPORTUNITIES FUND
                        PILGRIM VARIABLE PRODUCTS TRUST
                           Pilgrim VP Convertible Portfolio
                           Pilgrim VP Emerging Countries Portfolio
                           Pilgrim VP Financial Services Portfolio
                           Pilgrim VP Growth & Income Portfolio
                           Pilgrim VP Growth + Value Portfolio
                           Pilgrim VP Growth Opportunities Portfolio
                           Pilgrim VP High Yield Bond Portfolio
                           Pilgrim VP International Portfolio
                           Pilgrim VP International SmallCap Growth Portfolio Pilgrim VP International Value Portfolio
                           Pilgrim VP LargeCap Growth Portfolio
                           Pilgrim VP MagnaCap Portfolio
                           Pilgrim VP MidCap Opportunities Portfolio
                           Pilgrim VP Research Enhanced Index Portfolio
                           Pilgrim VP SmallCap Opportunities Portfolio
                           Pilgrim VP Worldwide Growth Portfolio
                        PILGRIM FUNDS TRUST
                           Pilgrim European Equity Fund
                           Pilgrim Global Communications Fund
                           Pilgrim Global Information Technology Fund
                           Pilgrim Intermediate Bond Fund
                           Pilgrim Internet Fund
                           ING Pilgrim Money Market Fund
                           Pilgrim National Tax-Exempt Bond Fund
                           Pilgrim Tax Efficient Equity Fund
                        PILGRIM MUTUAL FUNDS
                           Pilgrim Balanced Fund
                           Pilgrim Convertible Fund
                           Pilgrim Emerging Countries Fund
                           Pilgrim High Yield Fund II
                           Pilgrim International Core Growth Fund
                           Pilgrim International SmallCap Growth Fund
                           Pilgrim LargeCap Growth Fund
                           Pilgrim MidCap Growth Fund

                           Pilgrim Money Market Fund
                           Pilgrim SmallCap Growth Fund
                           Pilgrim Strategic Income Fund
                           Pilgrim Worldwide Growth Fund
                        PILGRIM SENIOR INCOME FUND
                        PILGRIM ADVISORY FUNDS, INC.
                           Pilgrim Asia-Pacific Equity Fund
                        PILGRIM BANK AND THRIFT FUND, INC.
                        PILGRIM EMERGING MARKETS FUND, INC.
                        PILGRIM GNMA INCOME FUND, INC.
                        PILGRIM PRECIOUS METALS FUND, INC.
                        PILGRIM GROWTH AND INCOME FUND, INC.
                        PILGRIM INVESTMENT FUNDS, INC.
                           Pilgrim High Yield Fund
                           Pilgrim MagnaCap Fund

                        PILGRIM INTERNATIONAL FUND, INC.,
                        PILGRIM RUSSIA FUND, INC.

                        By: /s/ [ILLEGIBLE]
                           --------------------------

                        Title: Senior Vice President

                        Date: 11/30/2000